SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	November 25, 1997


FINANCIAL ASSET SECURITIES CORP.,
(as depositor under the Pooling and Servicing
Agreement, dated as of March 1, 1996, providing for the issuance of Financial Asset Securities Corp., Mego Mortgage FHA Title I Loan Trust 1996-1,
FHA Title I Loan Asset-Backed Certificates,
Series 1996-1).

(Exact name of registrant as specified in its charter)



              Delaware          	  33-99018-03  	    41-1836604
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


600 Steamboat Road
Greenwich, Connecticut					 06830
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (203) 625-2700

Item 5.	Other Events

	 	 On behalf of Mego Mortgage FHA Title I Loan
             	 Trust 1996-1, FHA Title I Loan Asset-Backed
		 Certificates, Series1996-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated
		 March 1, 1996, by First Trust of New
		 York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November
		 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25,
		 2017.


 		A. 	Monthly Report Information:
			Aggregate distribution information for the current
		           distribution date November 25, 1997.

		Principal			Interest		Ending Balance

Cede & Co 	$1,661,495.97		$396,169.75		$58,237,195.50


		B.	No delinquency in payment under the Certificate Guaranty
		            Insurance Policy has occurred.

		C.	Have any deficiencies occurred?   NO.
				Date:
				Amount:
		D.	Were any amounts paid or are any amounts payable under
			 the Certificate Guaranty Insurance Policy?   NO
				Amount:

		E.	Are there any developments with respect to the Certificate
			 Insurance Guaranty Policy?	NONE.

		F.	Item 1: Legal Proceedings:	NONE

		G.	Item 2: Changes in Securities:	NONE

		H	Item 4: Submission of Matters to a Vote of
		           Certificatholders:  NONE

		I.	Item 5: Other Information - Form 10-Q, Part II - Items
		           1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated November 25, 1997.


              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-1


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Nov-97

       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  21555691.47  1661495.97   117658.15    1779154.12  19894195.50
 A-2  21580000.00        0.00   124085.00     124085.00  21580000.00
 A-3  16763000.00        0.00   104768.75     104768.75  16763000.00
  S   59589419.60 NA             49657.85      49657.85  57482004.08
  R            NA NA                 0.00          0.00 NA


Total 59898691.47  1661495.97   396169.75    2057665.72  58237195.50

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  36.57266058  2.58987783 39.16253841  437.90877174       6.5500%
 A-2   0.00000000  5.75000000  5.75000000 1000.00000000       6.9000%
 A-3   0.00000000  6.25000000  6.25000000 1000.00000000       7.5000%
S (a)  0.00000000  0.58980453  0.58980453  682.73488720       1.0000%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated March 21, 1996

i) Interest from Mortgagors / Master Servicer                         699787.46
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                               8488.52
                                                                      708275.98

   Principal Collections (Regular Installments)                       122142.98
   Principal Collections (Curtailments and Paid in Fulls)            1156119.59
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                            206550.72
                                                                     1484813.29

   Collected Amount                                                  2193089.27
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions         1780.86
   Distribution Amount                                               2194870.13
   Insured Payments                                                        0.00
   Amount Available                                                  2194870.13

ii)  Pool Balance Information:
     Beginning Pool Balance                 59589419.60
     less: Principal Collections             1278262.57
     less: Principal Losses                        0.00
     Ending Pool Balance                    58311157.03




                                              Before        After
iii)  Class A Factors:                    Distributions Distributions
          Class A-1                          0.47448143   0.43790877
          Class A-2                          1.00000000   1.00000000
          Class A-3                          1.00000000   1.00000000

                                             Computed    Distributed
                                              Amount       Amount     Shortfall
iv)  Class A Monthly Interest Amount          346511.90    346511.90       0.00
     Class A Principal Distribution Amount   4001383.17   1661495.97 2339887.20
      (limited to the Overcolleralization Amount)
      Class A Distribution of
       Distributable Excess Spread                 0.00         0.00       0.00
         Class A Guaranteed Distribution           0.00         0.00       0.00

v)   Excess Spread                                                         0.00
     Distributable Excess Spread                                           0.00

vi)  FHA Premium Account Deposit                                       12746.90
      Servicer Fee                                                     62072.31
      Master Servicer Fee                                               3972.63
      Master Servicer Reimbursement                                    37977.26
      Trustee Fee                                                       1986.31
      Premium                                                          18449.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00


vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                12.2410%
        60+ Delinquency Percentage (Rolling Three Month)                 6.9314%
        Annual Default Percentage (Three Month Average)                 15.1504%
        Cumulative Default Percentage                                   11.7996%


viii)  Overcollateralization Information:
         OC Multiple                                                       2.50
         Required OC Amount                                          7366952.31
         Overcollateralization Amount (before distributions)         -309271.87
         Overcollateralization Amount (after distributions)            73961.53



ix)  Default Information:
                                                      Current Period Cumulative
           Principal Balance of Defaulted Loans            829152.95 9422038.90
           Principal Balance of Credit Support Multiple    829152.95 9422038.90


x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    8419374.00

                     Number      Number      Balance       Balance
                  Current Peri Cumulative Current Period Cumulative
    Claims Filed           78         478     601138.04   7804532.40
    Claims Pending         55          NA    1005400.31           NA
    Claims Paid            12         190     194660.52   3351257.30

















SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			FINANCIAL ASSET SECURITIES CORPORATION




				/s/ Mark LeMay
				Mark LeMay
				Vice President

Dated: 	November 30, 1997